UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	0-15661 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL  60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]   Written communications pursuant to Rule 45 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting materials pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d – 2 (b) under the Exchange Act (17 CFR 240. 14d-2 (b))
[ ]   Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On January 27, 2012, the registrant issued a press release to report results for its fourth quarter ended December 31, 2011.

That press release dated, January 27, 2012 and titled “AMCOL INTERNATIONAL CORPORATION (NYSE:ACO) REPORTS FOURTH QUARTER RESULTS” is attached hereto as Exhibit 99.1.

ITEM 9.01                      Financial Statements and Exhibits

(d)	The following exhibit is furnished with this document:

	Number	Exhibit

	99.1	Press Release titled “AMCOL INTERNATIONAL (NYSE:ACO) REPORTS FOURTH QUARTER RESULTS”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2012	AMCOL INTERNATIONAL CORPORATION By: /s/ Ryan F. McKendrick Ryan F. McKendrick President and Chief Executive Officer